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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  January 30, 2001
                                                         ----------------

                                  Curis, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
              --------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

      000-30347                                         04-3505116
------------------------                 ------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification No.)

61 Moulton Street
Cambridge, Massachusetts                                  02138
----------------------------------------              -------------
(Address of Principal Executive Offices)                (Zip Code)

                                (617) 503-6500
              --------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
              --------------------------------------------------
        (Former Name and Former Address, if Changed Since Last Report)
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     ITEM 5.  OTHER EVENTS.

     On January 30, 2001, Curis, Inc. issued a press release in which Curis reported an announcement by Stryker Corporation reporting that it received a Not-Approvable Letter from the U.S. Food and Drug Administration regarding its Pre-Market Approval for OP-1 Implant(TM) for use in treating nonunion fractures of the tibia.

     A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference. The information contained in the website cited in the press release is not a part of this Report.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     Not applicable.

     (b) Pro Forma Financial Information.
         -------------------------------

     Not applicable.

     (c)                     Exhibits.
                             --------

   Exhibit               Description
   -------               -----------

    99.1 Press release of Curis, Inc. issued January 30, 2001 announcing that the OP-1 PMA received a Not-Approvable Letter from the FDA

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 30, 2001                      CURIS, INC.
                                  ---------------------------------
                                            (Registrant)

                                  By: /s/ GEORGE A. ELDRIDGE
                                      ----------------------
                                      George A. Eldridge
                                      Vice President, Chief Financial
                                      Officer, Secretary and Treasurer

                                       3
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                                 EXHIBIT INDEX


     Exhibit                 Description
     -------                 -----------

       99.1 Press release of Curis, Inc. issued January 30, 2001 announcing that the OP-1 PMA received a Not-Approvable Letter from the FDA.

                                       4